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                                                                    EXHIBIT 99.4


Anne-Marie Megela
Senior Director, Investor Relations
1.800.2GEVITY (1.800.243.8489), x4672
annemarie.megela@gevityhr.com


                    GEVITY BOARD DECLARES QUARTERLY DIVIDEND
          FOR SHAREHOLDERS AS COMPANY CONTINUES TO STRENGTHEN OFFERINGS

BRADENTON, FL, SEPTEMBER 29, 2003 - The Board of Directors of Gevity (NASDAQ:GVHR) has declared a quarterly dividend of $.05 per share, payable October 31, 2003, to shareholders of record as of October 15, 2003.

Erik Vonk, Gevity's Chairman and Chief Executive Officer commented, "In the third quarter of 2003, we have continued to develop strong relationships and build the depth of our suite of services through enhanced retirement and health offerings, as well as launching our sales expansion efforts."

Gevity also presented at the Robert W. Baird and Co. Small Cap Conference, Roth Capital Partners Conference, and ThinkEquity Growth Conference during this quarter, and is scheduled to present at the Robinson Humphrey Business & Technology Services Conference in November.

ABOUT GEVITY

As the nation's leading provider of outsourced human capital management solutions, Gevity helps businesses find, develop and manage their people, retain their best employees, manage the paperwork, and protect their businesses. These services are provided through specific offerings, such as recruiting assistance, training, benefits administration, payroll processing and related paperwork management, and regulatory compliance.

Gevity's business solutions are delivered through professional consultation and leading-edge technology, embodied in Gevity Central, an online HR and payroll community designed for business owners, managers, and employees.

A copy of this press release can be found on the company's web site at www.gevityhr.com.

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In connection with the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995 (the "Reform Act"), Gevity HR, Inc. ("Gevity" or the "Company") is hereby providing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of the Company herein, in other filings made by the Company with the Securities and Exchange Commission, in press releases or other writings, including in electronic form on its internet web site(s), or orally, whether in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will result," "are expected to," "anticipated," "plans," "intends," "will continue," "estimated," and "projection") are not historical facts and may be forward-looking and, accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. These factors are described in further detail in the Company's Annual Report on Form 10-K and in other filings by the Company with the Securities and Exchange Commission. The Company cautions that these factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors. Further, management cannot assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.


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